UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2021

SCYNEXIS, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36365	56-2181648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Evertrust Plaza, 13th Floor

Jersey City, New Jersey 07302-6548

(Address of Principal Executive Offices, and Zip Code)

(201)-884-5485

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCYX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 11, 2021, SCYNEXIS, Inc. entered into an Exclusive License and Collaboration Agreement (the “Agreement”) with Hansoh (Shanghai) Health Technology Co., Ltd., and Jiangsu Hansoh Pharmaceutical Group Company Limited (collectively, “Hansoh”), pursuant to which Hansoh obtains an exclusive license from SCYNEXIS to research, develop and commercialize ibrexafungerp in the Greater China region, including mainland China, Hong Kong, Macau, and Taiwan. Ibrexafungerp is a first-in-class, broad-spectrum triterpenoid antifungal agent with the potential to provide the therapeutic advantages of both intravenous and oral formulations. It is currently under review by the U.S. Food and Drug Administration (FDA) for the treatment of vaginal yeast infections with a Prescription Drug User Fee Act (PDUFA) action date of June 1, 2021, and in late-stage development for multiple indications, including life-threatening fungal infections in hospitalized patients.

Under the terms of the agreement, Hansoh shall be responsible for the development, regulatory approval and commercialization of ibrexafungerp in Greater China. SCYNEXIS will receive a $10 million upfront payment and will also be eligible to receive up to $112 million in development and commercial milestones, plus low double-digit royalties on net product sales. The obligation to pay royalties with respect to sales in a specified region will continue until the later of the date of expiration of all intellectual property and regulatory exclusivity for the product in the region and ten years from the first commercial sale, unless earlier terminated by Hansoh with advanced notice for convenience or under other specified circumstances.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Date: February 17, 2021	By:	/s/ Marco Taglietti
	Name:	Marco Taglietti, M.D.
	Its:	Chief Executive Officer